                                                                   EXHIBIT 10.19

                        COPPER MOUNTAIN NETWORKS, INC.

                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

     This RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (the "Agreement") is made as of this 9th day of October, 1998, by and among COPPER MOUNTAIN NETWORKS, INC., a California corporation (the "Company"), the holders of the Company's Series D Preferred Stock listed on Exhibit A hereto (the "Investors"), and JOSEPH D. MARKEE, MARK HANDZEL and RICHARD GILBERT (the "Founders").

                                    RECITALS

     WHEREAS, the Investors are purchasing shares of the Company's Series D Preferred Stock (the "Series D Preferred Stock") pursuant to that certain Series D Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of the date hereof, among the Investors and the Company;

     WHEREAS, such Investors were induced by the Company to purchase the Series D Preferred Stock in part by the agreement of the Company and the Founders to enter into this Agreement; and

     WHEREAS, the parties desire to enter into this Agreement in order to grant rights of first refusal and co-sale to each Investor.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITIONS.

     (A) "Co-Sale Stock" shall mean shares of the Company's Common Stock or Preferred Stock now owned or subsequently acquired by the Founders. The number of shares of Co-Sale Stock owned by each Founder is set forth on Exhibit B, which Exhibit shall automatically be amended from time to time to reflect changes in the number of shares owned by the Founders.

     (B) "Common Stock" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's Preferred Stock, or upon exercise of any options to acquire such shares.

     (C) "Preferred Stock" shall mean the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

2.   SALES BY FOUNDERS.

     (A) NOTICE REQUIREMENT. If any Founder proposes to sell or transfer any shares of Co-Sale Stock in one or more transactions, then such Founder shall promptly give written notice

                                       1.

(the "Notice") simultaneously to the Company and to each of the Investors at least sixty (60) days prior to the closing of such sale or transfer. The Notice shall contain the information required by Section 64(a) of the Company's Bylaws (a copy of which is attached hereto as Exhibit C). In the event that the sale or transfer is being made pursuant to the provisions of Sections 3(a) and 3(b) hereof, the Notice shall state under which section (and subsection, if applicable) the sale or transfer is being made.

     (B) COMPANY'S RIGHT OF FIRST REFUSAL. Each Investor hereby acknowledges and agrees that the Co-Sale Stock is subject to the Company's right of first refusal set forth in Section 64 of the Company's Bylaws (a copy of which is attached hereto as Exhibit C). Notwithstanding any contrary provision set forth in Exhibit C attached hereto, the Company shall give written notice to the Founder and to all Investors of its election whether or not to purchase Co-Sale Stock pursuant to the terms of Exhibit C (the "Company Notice") and shall complete its purchase of the Co-Sale Stock before the expiration of thirty (30) days from the Company's receipt of the Notice.

     (C) INVESTORS' RIGHT OF FIRST REFUSAL. If the Company does not purchase the Co-Sale Stock available pursuant to its rights described under Section 2(b) above, then each Investor shall then have the right, exercisable upon written notice to the Founder (with a copy to the Company) within twenty (20) days of the date of such Investors receipt of the Company Notice described in Section 2(b), to purchase its Pro Rata Share, as defined below, of such Co-Sale Stock on the same terms and conditions set forth in the Notice.

         (I) For purposes of this Section 2, each Investor's Pro Rata Share shall be equal to the product obtained by multiplying (x) the aggregate number of shares of Co-Sale Stock covered by the Notice (less shares purchased by the Company pursuant to Section 2(b)) by (y) a fraction the numerator of which is the number of shares of Common Stock owned by the Investor (on an as-if-converted basis) at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock owned by all of the Investors (on an as-if-converted basis) at the time of the sale or transfer.

         (II) Each Investor shall have a right of over allotment, as set forth in this sub-Section (ii), to purchase shares of Co-Sale Stock not purchased by the Company or other Investors. Upon any Investor's failure to purchase its Pro Rata Share, the Founder shall promptly thereafter, via subsequent written notice delivered within seven (7) calendar days (the "Subsequent Written Notice"), inform each Investor that elects to purchase all the shares of Co-Sale Stock available to it (a "Fully Exercising Investor") of any other Investor's failure to do likewise. During the ten (10) calendar day period commencing after the Subsequent Written Notice is delivered to each Fully Exercising Investor, each Fully Exercising Investor may elect to purchase its "Additional Pro Rata Share" (as defined below) of the shares of Co-Sale Stock for which other Investors were entitled to subscribe but for which such Investors did not so subscribe, upon the same terms which the Founder is proposing or is to dispose of such shares, and the Founder shall sell such shares of Co-Sale Stock to the Fully Exercising Investor pursuant to such proposed terms. Each Fully Exercising Investor's "Additional Pro Rata Share" shall mean the ratio of the number of shares of Common Stock of the Company (including the number of shares of Common Stock into which the shares of Preferred Stock are then convertible) held by the Fully Exercising Investor immediately prior to the Founder's proposed sale of the shares

                                       2.

of Co-Sale Stock divided by the total number of shares of Common Stock of the Company (including the number of shares of Common Stock into which the shares of Preferred Stock are then convertible) held by all Fully Exercising Investors immediately prior to the Founder's proposed sale of the shares of Co-Sale Stock.

     (D) INVESTORS' CO-SALE RIGHT.

         (I) Should the Investors and/or the Company fail to exercise their respective rights to purchase all of the shares of Co-Sale Stock described in the Notice issued pursuant to Section 2(a) following the exercise or expiration of the rights of purchase described in Sections 2(b) and 2(c), then the Founder will, via written notice, inform all Investors of such fact and permit the Investors to participate in the sale of such shares of Co-Sale Stock at the same price, and upon the same terms upon which the Founder is proposing or is to dispose of such shares of Co-Sale Stock in accordance with the provisions of
Section 2(d)(ii) herein. Such written notice is hereinafter referred to as the "Co-Sale Notice."

     The Co-Sale Notice shall specify the number of shares of Co-Sale Stock to be sold by the Founder, the sales price, the purchasers and all other terms of sale, shall be titled "Co-Sale Notice" and shall be delivered to each Investor within seven (7) calendar days after all Investors exercise or decline to exercise their right of first refusal and over-allotment rights, as set forth in this Section 2.

         (II) Within seven (7) calendar days of its receipt of the Co-Sale Notice, each Investor shall notify the Founder of such Investor's intent to sell to the prospective purchaser of the Co-Sale Stock (or at the Investor's option and demand, to the Founder, who hereby agrees to purchase in the event that a direct sale from the Founder to the prospective purchaser is consummated) all or any part of the Investor's "Co-Sale Allocation" pursuant to the terms the Founder proposes to sell the Co-Sale Stock. For purposes of this section 2(d)(ii), an Investor's "Co-Sale Allocation" with respect to any single sale of shares of Co-Sale Stock by a Founder shall be equal to the product obtained by multiplying (x) the aggregate number of shares of Co-Sale Stock covered by the Notice (as reduced by any purchases pursuant to Sections 2(b) or 2(c)) by (y) a fraction the numerator of which is the number of shares of Common Stock owned by the Investor at the time of the sale or transfer (on an as-if-converted basis) and the denominator of which is the total number of shares of Common Stock owned by the selling Founder and all of the Investors at the time of the sale or transfer (on an as-if-converted basis).

     (E) INVESTOR'S FAILURE TO NOTIFY.  If, on or before the latest to occur of:
(i) twenty (20) calendar days after receipt by an Investor of the Company Notice; (ii) ten (10) calendar days after receipt by an Investor of the Subsequent Written Notice; and, (iii) seven (7) calendar days after receipt by an Investor of the Co-Sale Notice, the Investor does not send notice to the Founder of such Investor's intent to exercise its rights of first refusal or right of co-sale pursuant to Sections 2(c) and (d), respectively, then the Founder shall be free to sell shares of Co-Sale Stock to such prospective purchasers, but only on the same terms and conditions as provided for in the Notice; provided, however, that in the event such shares are not sold within ninety (90) days of the date of the Notice, such shares of Co-Sale Stock shall once again be subject to the right of first refusal and right of co-sale as provided for herein.

                                       3.

     (F) DELIVERY REQUIREMENTS. Each Investor shall effect its participation in any Founder's sale of shares of Co-Sale Stock by promptly delivering to the Founder for transfer to the prospective purchaser:

         (I) one or more certificates, properly endorsed for transfer, which represent that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Investor elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Investor shall convert such Preferred Stock into Common Stock and deliver such Common Stock in lieu thereof. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser; and,

         (II) if necessary, an Assignment Separate from Certificate, via facsimile or otherwise, which represents the Investor's Pro Rata Share, as that term is defined in Section 2(c)(i) hereof, Additional Pro Rata Share, as that term is defined in Section 2(c)(ii) hereof, or the Investor's Co-Sale Allocation, as that term is defined in Section 2(d)(ii) hereof (the "Assignment Separate from Certificate"). The Company agrees to effect any such assignment concurrent with the actual transfer of such shares to the purchaser.

     (G) TRANSFER OF CO-SALE STOCK; REMITTANCE OF SALE PROCEEDS. The stock certificate or certificates that the Investor delivers to the Founder pursuant to Section 2(f)(i) shall be transferred to the prospective purchaser in consummation of the sale of the Co-Sale Stock pursuant to the terms and conditions specified in the Notice, and the Founder shall concurrently therewith remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from an Investor exercising its rights of co-sale hereunder, the Founder shall not sell to such prospective purchaser or purchasers any shares of Co-Sale Stock unless and until, simultaneously with such sale, the Founder shall purchase such shares or other securities from such Investor.

3.   EXEMPT TRANSFERS.

     (A) Notwithstanding the foregoing, the rights of first refusal and the co-sale rights of the Investors (the "Rights") shall not apply to (i) any pledge of Co-Sale Stock made pursuant to a bona fide loan transaction with a financial institution that creates a mere security interest, or (ii) any transfer to the ancestors, descendants or spouse of a Founder or to trusts for the benefit of such persons or such Founder and any subsequent transfer involving a distribution from such trusts to such beneficiaries; provided that in the event of any transfer made pursuant to one of the exemptions provided by clauses (i) and (ii) above, (A) such Founder shall inform the Company and the Investors in writing of such pledge or transfer prior to effecting it and (B) the pledgee or transferee shall furnish the Company and the Investors with a written agreement to be bound by and to comply with all provisions of Section 2 hereof. Notwithstanding anything to the contrary in this Agreement, such transferred Co-Sale Stock pursuant to the terms hereof shall remain "Co-Sale Stock" hereunder, and such pledgee or transferee shall be treated as a " Founder" for purposes of this Agreement.

                                       4.

     (B) The Company's right of first refusal described in Section 2(b) above shall be subject to such limitations and conditions as set forth in Section 64 of the Company's Bylaws.

     (C) This Agreement is subject to, and shall in no manner limit the right which the Company may have to repurchase securities from the Founders provided that any repurchases by the Company shall remain subject to any limitations in the Company's Amended and Restated Articles of Incorporation.

4.   PROHIBITED TRANSFERS.

     (A) In the event that a Founder should sell any Co-Sale Stock in contravention of the co-sale rights of each Investor under this Agreement (a "Prohibited Transfer"), each Investor, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and such Founder shall be bound by the applicable provisions of such option.

     (B) In the event of a Prohibited Transfer, each Investor shall have the right to sell to such Founder the type and number of shares of Common Stock equal to the number of shares each Investor would have been entitled to transfer to the purchaser under Section 2(d) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

         (I) The price per share at which the shares are to be sold to such Founder shall be equal to the price per share paid by the purchaser to the Founder in such Prohibited Transfer. The Founder shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 2(d).

         (II) Within ninety (90) days after the later of the dates on which the Investor (a) received notice of the Prohibited Transfer or (b) otherwise became aware of the Prohibited Transfer, each Investor shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

         (III) The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this Section 4(b), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 4(b)(i), in cash or by other means acceptable to the Investor.

     (C) Notwithstanding the foregoing, any attempt by a Founder to transfer Co-Sale Stock in violation of Section 2(b) hereof shall be voidable at the option of the Company, and any attempt by a Founder to transfer Co-Sale Stock in violation of Sections 2(c) or 2(d) hereof shall be voidable at the option of a majority in interest of the Investors if, with respect to a transfer in violation of Section 2(d), a majority in interest of the Investors does not elect to exercise the put option set forth in this Section 4. The Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Investors.

                                       5.

5.   LEGEND.

     (A) Each certificate representing shares of Co-Sale Stock now or hereafter owned by the Founders or issued to any person in connection with a transfer pursuant to Section 3(a) hereof shall be endorsed with the following legend:

         "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE SHAREHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

     (B) The Founders agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

6.   MISCELLANEOUS.

     (A) CONDITIONS TO EXERCISE OF RIGHTS. Exercise of the Rights under this Agreement shall be subject to and conditioned upon, and each Founder and the Company shall use their best efforts to assist, each other party hereto in, compliance with applicable laws.

     (B) GOVERNING LAW. This Agreement, and the rights of the parties hereto, shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     (C) AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company, (ii) as to the Investors, by persons holding at least at least a majority in interest of the Series D Preferred Stock, voting as a separate class, and (iii) as to the Founders, by persons holding at least a majority in interest of the Common Stock held by the Founders and their assignees.

     (D) ENTIRE AGREEMENT; ASSIGNMENT OF RIGHTS. This Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

     (E) TERM. Notwithstanding anything herein to the contrary, the Rights held by the Investors with respect to Co-Sale Stock shall terminate upon the closing of a firm commitment

                                       6.

underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Company's Common Stock.

     (F) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address or addresses as set forth on the signature page hereof or at such other address or addresses as such party may designate by ten (10) days advance written notice to the other parties hereto.

     (G) SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     (H) ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     (I) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (J) The exercise or non-exercise of the rights of the Company or the Investors hereunder to participate in one or more sales of a Founder's shares of Co-Sale Stock made by the Founder shall not adversely affect the Company's or such Investor's rights to participate in subsequent sales of any such shares of Co-Sale Stock to the terms hereof.

     (K) Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for any other party's failure to perform its obligations under this Agreement, each such party acknowledges and agrees that the remedy at law for any failure to perform obligations hereunder would be inadequate and all such parties shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

                                       7.

     The foregoing Right of First Refusal and Co-Sale Agreement is hereby executed as of the date first above written.

COMPANY:

COPPER MOUNTAIN NETWORKS, INC.


By:  /s/  RICHARD GILBERT
__________________________________________
Its: President and Chief Executive Officer


FOUNDERS:

/s/  JOSEPH D. MARKEE
_____________________________________
Joseph D. Markee


/s/  MARK HANDZEL
_____________________________________
Mark Handzel


/s/  RICHARD GILBERT
_____________________________________
Richard Gilbert


INVESTORS:

TCV II, V.O.F.
a Netherlands Antilles General Partnership
By:  Technology Crossover Management II, L.L.C.,
Its:  Investment General Partner

By: /s/  ROBERT C. BENSKY
   __________________________________
   Robert C. Bensky
   Chief Financial Officer

                                       8.

TECHNOLOGY CROSSOVER VENTURES II, L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management II, L.L.C.
Its:  General Partner

By:  /s/  ROBERT C. BENSKY
   _____________________________________
   Robert C. Bensky
   Chief Financial Officer

TCV II (Q), L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management II, L.L.C.
Its:  General Partner

By:  /s/  ROBERT C. BENSKY
   _____________________________________
   Robert C. Bensky
   Chief Financial Officer

TCV II STRATEGIC PARTNERS, L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management II, L.L.C.
Its:  General Partner


By:  /s/  ROBERT C. BENSKY
   _____________________________________
   Robert C. Bensky
   Chief Financial Officer

TECHNOLOGY CROSSOVER VENTURES II, C.V.
a Netherlands Antilles Limited Partnership
By:  Technology Crossover Management II, L.L.C.
Its:  Investment General Partner


By:  /s/  ROBERT C. BENSKY
   _____________________________________
   Robert C. Bensky
   Chief Financial Officer


JULIET CHALLENGER, INC.


By:  /s/  ANDREW H. McQUARRIE
   _____________________________________
   Andrew H. McQuarrie
   Vice President

                                       9.

HENRY L. HILLMAN, ELSIE HILLIARD HILLMAN AND
C.G. GREFENSTETTE, TRUSTEES OF THE HENRY L.
HILLMAN TRUST U/A DATED NOV. 18, 1985


By: /s/  C.G. GREFENSTETTE
   _____________________________________
   C.G. Grefenstette, Trustee


C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
TRUSTEES, U/A/T DATED 12/30/76 FOR CHILDREN
OF JULIET LEA HILLMAN SIMONDS


By: /s/  C.G. GREFENSTETTE
   _____________________________________
   C.G. Grefenstette, Trustee

By: /s/  THOMAS G. BIGLEY
   _____________________________________
   Thomas G. Bigley, Trustee


C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
TRUSTEES U/A/T DATED 12/30/76 FOR CHILDREN
OF HENRY LEA HILLMAN, JR.


By: /s/  C.G. GREFENSTETTE
   _____________________________________
   C.G. Grefenstette, Trustee

By: /s/  THOMAS G. BIGLEY
   _____________________________________
   Thomas G. Bigley, Trustee


C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
TRUSTEES U/A/T DATED 12/30/76 FOR CHILDREN
OF WILLIAM TALBOTT HILLMAN


By: /s/  C.G. GREFENSTETTE
   _____________________________________
   C.G. Grefenstette, Trustee

By: /s/  THOMAS G. BIGLEY
   _____________________________________
   Thomas G. Bigley, Trustee

                                      10.

C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
TRUSTEES U/A/T DATED 12/30/76 FOR CHILDREN
OF AUDREY HILLMAN FISHER


By: /s/  C.G. GREFENSTETTE
   __________________________________
   C.G. Grefenstette, Trustee

By: /s/  THOMAS G. BIGLEY
   __________________________________
   Thomas G. Bigley, Trustee


THE HILLMAN FOUNDATION


By: /s/ RONALD W. WERTZ
   __________________________________
   Ronald W. Wertz
   President


HENRY L. HILLMAN FOUNDATION


By: /s/  RONALD W. WERTZ
   __________________________________
   Ronald W. Wertz
   President


CHARTER GROWTH CAPITAL, L.P.


By: /s/  KEVIN J. McQUILLAN
   __________________________________
   Kevin J. McQuillan


CGC INVESTORS, L.P.


By: /s/  KEVIN J. McQUILLAN
   __________________________________
   Kevin J. McQuillan

                                      11.

CHARTER GROWTH CAPITAL CO-INVESTMENT FUND, L.P.


By: /s/  KEVIN J. McQUILLAN
   __________________________________
   Kevin J. McQuillan


RHO MANAGEMENT TRUST I
By: RHO Management Company, Inc.
    As Investment Advisor


By: /s/ JOSHUA RUCH
   __________________________________
Name:  Joshua Ruch
     ________________________________
Title: President
      _______________________________


MORGAN STANLEY VENTURE PARTNERS III, L.P.


By: /s/ ROBERT LOARIE
   __________________________________
   Robert Loarie


MORGAN STANLEY VENTURE INVESTORS III, L.P.


By: /s/ ROBERT LOARIE
   __________________________________
   Robert Loarie


THE MORGAN STANLEY VENTURE PARTNERS
ENTREPRENEUR FUND, L.P.


By: /s/  ROBERT LOARIE
   __________________________________
   Robert Loarie


UMBTRU


By: /s/ JOHN DeMARCO
   __________________________________
   John DeMarco

                                      12.

BAYVIEW INVESTORS V, L.P.


By: /s/  TERRY OTTON
   __________________________________
   Terry Otton
   CFO Robertson Stephens


LINCOLN INVESTORS, L.P.
By: CMH Capital Management Corp.
    Its General Partner

By: /s/  COREY M. HOROWITZ
   __________________________________
   Corey M. Horowitz
   President


ANDREESSEN 1996 LIVING TRUST


By: /s/  MICHAEL MOHR
   __________________________________
   Michael Mohr, Trustee


ULTIMA PARTNERS LIMITED


By: /s/  GLORIA J. HIGGINS
   __________________________________
   Gloria J. Higgins


RANDALL M. BAUM & BETSY S. BAUM, TRUSTEES
FBO THE BAUM FAMILY REV TRUST
UTA DATED 2-21-97

By: /s/  RANDALL M. BAUM
   __________________________________
   Randall M. Baum, Trustee


CANAAN EQUITY, L.P.
By: Canaan Equity Partners, LLC
    Its General Partner

By: /s/  ERIC A. YOUNG
   __________________________________
   Eric A. Young
   Member/Manager

                                      13.

INTERWEST PARTNERS VI, LP
By: InterWest Management Partners VI, LLC
    Its General Partner

By  /s/  PHILIP T. GIANOS
  __________________________________
  Philip T. Gianos
  General Partner

INTERWEST INVESTORS VI, LP
By: InterWest Management Partners VI, LLC
    Its General Partner

By  /s/  PHILIP T. GIANOS
  __________________________________
  Philip T. Gianos
  General Partner


GREYLOCK EQUITY LIMITED PARTNERSHIP
By: Greylock Equity GP Limited
    Its General Partner


By  /s/  ROGER EVANS
  __________________________________
  Roger Evans
  A General Partner


SUTTER HILL VENTURES
a California Limited Partnership


By  /s/  TENCH COXE
  __________________________________
  Tench Coxe
  General Partner


TOW PARTNERS
A California Limited Partnership


By /s/  PAUL M. WYTHES
  __________________________________
  Paul M. Wythes
  General Partner

                                      14.

/s/  G. LEONARD BAKER, JR.
_____________________________________
G. Leonard Baker, Jr.


/s/  DAVID L. ANDERSON
_____________________________________
David L. Anderson, Trustee
The Anderson Living Trust


/s/  WILLIAM H. YOUNGER, JR.
_____________________________________
Wells Fargo Bank Trustee
SHV M/P/T FBO William H. Younger, Jr.


/s/  TENCH COXE
_____________________________________
Wells Fargo Bank Trustee
SHV M/P/T FBO Tench Coxe


/s/  RONALD L. PERKINS
_____________________________________
Ronald L. Perkins


/s/  SHERRYL W. HOSSACK
_____________________________________
Wells Fargo Bank, Trustee
SHV M/P/T FBO Sherryl W. Hossack, Acct. No. 506192


MATRIX PARTNERS IV, L.P.
By: Matrix IV Management Co., L.P.,
    Its General Partner

By /s/  JOHN C. BOYLE
  ___________________________________
  John C. Boyle
  General Partner


MATRIX IV ENTREPRENEURS FUND, L.P.
By:  Matrix IV Management Co., L.P.,
     Its General Partner

By /s/  JOHN C. BOYLE
  ___________________________________
  John C. Boyle
  General Partner

                                      15.

COMDISCO, INC.


By /s/  JIM LABE
  ___________________________________
  Jim Labe
  President of Comdisco Ventures Division


INTEL CORPORATION


By /s/ ARVIND SODHANI
  ___________________________________

Name:  Arvind Sodhani
     ________________________________

Title: Vice President & Treasurer
      ______________________________


GC&H INVESTMENTS


By /s/  JOHN L. CARDOZA
  ___________________________________
  John L. Cardoza
  Executive Partner


KOREA TECHNOLOGY BANKING CORPORATION


By /s/  JUNG-KYOO YANG
  ___________________________________
  Jung-Kyoo Yang
  Chief Officer/International Business


/s/  MOLLY MILLER
_____________________________________
Molly Miller


/s/  WILLIAM KEVIN GALLAGHER
_____________________________________
William Kevin Gallagher


/s/  RICHARD GILBERT
_____________________________________
Richard Gilbert

                                      16.

GALLAGHER PUBLIC RELATIONS


By:__________________________________

Name:________________________________


/s/  GREGORY SANDS
_____________________________________
Gregory Sands

                                      17.

                                   EXHIBIT A

                               LIST OF INVESTORS


                                                NUMBER OF SHARES OF                AGGREGATE
NAME AND ADDRESS                                SERIES D PREFERRED              PURCHASE PRICE
----------------                                -------------------             --------------
TCV II, V.O.F.                                        12,031                    $   93,240.25
56 Main Street, Suite 210
Millburn, New Jersey 07041
(973) 467-5320

575 High Street, Ste. 400
Palo Alto, CA 94301
(650) 614-8200

Technology Crossover Ventures II, L.P.               370,354                     2,870,243.50
56 Main Street, Suite 210
Millburn, New Jersey 07041
(973) 467-5320

575 High Street, Ste. 400
Palo Alto, CA 94301
(650) 614-8200

TCV II (Q), L.P.                                     284,733                     2,206,680.75
56 Main Street, Suite 210
Millburn, New Jersey 07041
(973) 467-5320

575 High Street, Ste. 400
Palo Alto, CA 94301
(650) 614-8200

TCV II Strategic Partners, L.P.                      50,530                        391,607.50
56 Main Street, Suite 210
Millburn, New Jersey 07041
(973) 467-5320

575 High Street, Ste. 400
Palo Alto, CA 94301
(650) 614-8200

                                                NUMBER OF SHARES OF                AGGREGATE
NAME AND ADDRESS                                SERIES D PREFERRED              PURCHASE PRICE
----------------                                -------------------             --------------
Technology Crossover Ventures II, C.V.                56,546                    $  438,231.50
56 Main Street, Suite 210
Millburn, New Jersey 07041
(973) 467-5320

575 High Street, Ste. 400
Palo Alto, CA 94301
(650) 614-8200

Juliet Challenger, Inc.                             326,613                      2,531,250.75
Attn:  Andrew H. McQuarrie
824 Market Street, Suite 900
Wilmington, DE  19801

Henry L. Hillman, Elsie Hilliard Hillman and         73,889                        572,639.75
C.G. Grefenstette, Trustees of the Henry L.
Hillman Trust U/A dated
Attn:  Maurice White
Nov. 18, 1985
1800 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

C.G. Grefenstette and Thomas G. Bigley,              24,677                        191,246.75
Trustees, U/A/T dated 12/30/76 for Children
of Juliet Lea Hillman Simonds
Attn:  Maurice White
1800 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

C.G. Grefenstette and Thomas G. Bigley,              24,677                        191,246.75
Trustees, U/A/T dated 12/30/76 for Children
of Henry Lea Hillman, Jr.
Attn:  Maurice White
1800 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

C.G. Grefenstette and Thomas G. Bigley,              24,677                        191,246.75
Trustees, U/A/T dated 12/30/76 for Children
of William Talbott Hillman
Attn:  Maurice White
1800 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

                                                NUMBER OF SHARES OF                AGGREGATE
NAME AND ADDRESS                                SERIES D PREFERRED              PURCHASE PRICE
----------------                                -------------------             --------------
C.G. Grefenstette and Thomas G. Bigley,              24,677                     $  191,246.75
Trustees, U/A/T dated 12/30/76 for Children
of Audrey Hillman Fisher
Attn:  Maurice White
1800 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

The Hillman Foundation                               48,774                        377,998.50
Attn:  Maurice White
2000 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

Henry L. Hillman Foundation                          32,661                        253,122.75
Attn:  Maurice White
2000 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

Charter Growth Capital, L.P.                         391,883                     3,037,093.25
Attn:  Kevin J. McQuillan
525 University Avenue, Suite 1500
Palo Alto, CA 94301
(650) 325-6953

CGC Investors, L.P.                                   28,126                       217,976.50
Attn:  Kevin J. McQuillan
525 University Avenue, Suite 1500
Palo Alto, CA 94301
(650) 325-6953

Charter Growth Capital Co-Investment Fund, L.P.       70,314                       544,933.50
Attn:  Kevin J. McQuillan
525 University Avenue, Suite 1500
Palo Alto, CA 94301
(650) 325-6953

Rho Management Trust I                               258,065                     2,000,003.75
Attn:  Danielle Bodor
767 Fifth Avenue
New York, NY 10153
(212) 848-0427

                                                     NUMBER OF SHARES OF                AGGREGATE
NAME AND ADDRESS                                      SERIES D PREFERRED             PURCHASE PRICE
----------------                                     -------------------             --------------
Morgan Stanley Venture Partners III, L.P.                 198,116                    $1,535,399.00
Attn:  Robert Loarie
3000 Sand Hill Road
Building 4, Suite 250
Menlo Park, CA 94025
(650) 234-5500

Morgan Stanley Venture Investors III, L.P.                 19,022                       147,420.50
Attn:  Robert Loarie
3000 Sand Hill Road
Building 4, Suite 250
Menlo Park, CA 94025
(650) 234-5500

Morgan Stanley Venture Entrepreneur                         8,668                        67,177.00
Fund, L.P.
Attn:  Robert Loarie
3000 Sand Hill Road
Building 4, Suite 250
Menlo Park, CA 94025
(650) 234-5500

UMBTRU                                                    129,032                       999,998.00
Attn:  John DeMarco
UMB Bank
1 Battery Park Plaza, 8/th/ Floor
New York, NY 10004
(212) 968-1990

Bayview Investors V, L.P.                                  38,710                       300,002.50
c/o BancBoston Robertson Stephens
Attn:  Terry Otton
555 California Street, Suite 2600
San Francisco, CA 94104
(415) 676-2936

Lincoln Investors, L.P.                                    25,806                       199,996.50
Attn:  Corey M. Horowitz
885 Third Avenue, Suite 2900
New York, NY 10022
(212) 829-5770

Andreessen 1996 Living Trust                               25,806                       199,996.50
c/o Michael G. Mohr
16615 Lark Avenue, Suite 101
Los Gatos, CA 95032
(408) 358-3316

                                                     NUMBER OF SHARES OF                AGGREGATE
NAME AND ADDRESS                                      SERIES D PREFERRED             PURCHASE PRICE
----------------                                     -------------------             --------------
Ultima Partners Limited                                    25,806                    $  199,996.50
Attn:  Gloria J. Higgins
Synetics S.F.S. Inc.
1775 Sherman Street, Suite 1350
Denver, CO 80203
(303) 832-0815

Randall M. Baum and Betsy S. Baum, Trustees                 6,452                        50,003.00
 FBO The Baum Family Rev Trust
2180 Carmelita Avenue
Hillsborough, CA 94010

Canaan Equity, L.P.                                        58,527                       453,584.25
2884 Sand Hill Road, Ste. 115
Menlo Park, CA 94205

InterWest Partners VI, L.P.                                56,771                       439,975.25
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, California  94025

InterWest Investors VI, LP                                  1,756                        13,609.00
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, California  94025

Greylock Equity Limited Partnership                       147,805                     1,145,488.75
One Federal Street, 26th Floor
Boston, MA  02110

755 Page Mill Road
Suite A-100
Palo Alto, CA 94304-1018
Attn:  Roger Evans
(650) 493-5525

Sutter Hill Ventures                                      110,855                       859,126.25
a California Limited Partnership
755 Page Mill Road, Suite A-200
Palo Alto, CA  94304
(650) 493-5600

                                                     NUMBER OF SHARES OF                AGGREGATE
NAME AND ADDRESS                                      SERIES D PREFERRED             PURCHASE PRICE
----------------                                     -------------------             --------------
Tow Partners                                                4,918                    $   38,114.50
a California Limited Partnership
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
(650) 493-5600

David L. Anderson                                           8,512                        65,968.00
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
(650) 493-5600

G. Leonard Baker, Jr.                                       8,512                        65,968.00
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
(650) 493-5600

Gregory Sands                                                 645                         4,998.75
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
(650) 493-5600

Ronald L. Perkins                                             882                         6,835.50
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
(650) 493-5600

Wells Fargo Bank, Trustee                                   4,918                        38,114.50
SHV M/P/T FBO Tench Coxe
Attn:  Vicki Bandel
MAC 0101 021
420 Montgomery Street, 2/nd/ Floor
San Francisco, CA 94104


Wells Fargo Bank, Trustee                                     294                         2,278.50
SHV M/P/T FBO Sherryl W. Hossack
Attention: Vicki Bandel
MAC 0101 021
420 Montgomery, 2/nd/ Floor
San Francisco, CA 94104
(415) 396-3739

                                                     NUMBER OF SHARES OF                AGGREGATE
NAME AND ADDRESS                                      SERIES D PREFERRED             PURCHASE PRICE
----------------                                     -------------------             --------------
Wells Fargo Bank, Trustee                                   8,269                    $   64,084.75
SHV M/P/T FBO William H. Younger, Jr.
Attention: Vicki Bandel
MAC 0101 021
420 Montgomery, 2/nd/ Floor
San Francisco, CA 94104
(415) 396-3739

Matrix Partners IV, L.P.                                   71,704                       555,706.00
2500 Sand Hill Road, Suite 113
Menlo Park, CA  94025
(650) 854-3131

Matrix IV Entrepreneurs Fund, L.P.                          3,774                        29,248.50
2500 Sand Hill Road, Suite 113
Menlo Park, CA  94025
(650) 854-3131

Comdisco Ventures                                           7,860                        60,915.00
6111 North River Road
Attn: Jill Hanses
Rosemont, IL 60018
(847) 518-5466

Intel Corporation                                         135,989                     1,053,914.75
Treasury Department, SC4-210
Attn:  Lyla Partridge
2200 Mission College Blvd.
Santa Clara, CA  95052
(408) 765-5446

GC&H Investments                                            2,990                        23,172.50
c/o Cooley Godward llp
One Maritime Plaza, 20th Floor
San Francisco, CA  94111

Korea Technology Banking Corporation                        8,361                        64,797.75
Attn:  Mr. Jung Kyoo Yang
Chief Officer, International Business
KTB Building, 20/th/ Floor
45-21 Yoido-dong, Youngdeungpo-ku
Seoul 150-010 Korea
(82-2) 3787-7691

                                                     NUMBER OF SHARES OF                AGGREGATE
NAME AND ADDRESS                                      SERIES D PREFERRED             PURCHASE PRICE
----------------                                     -------------------             --------------
Richard Gilbert                                             1,422                    $   11,020.50
Copper Mountain Networks
2470 Embarcadero Way
Palo Alto, CA 94303
(650) 858-8500

Gallagher Public Relations                                    159                         1,232.25
1301 Marina Village Parkway, Ste. 215
Alameda, CA 94501
(510) 749-6800

William Kevin Gallagher                                       119                           922.25
1301 Marina Village Parkway, Ste. 215
Alameda, CA 94501
(510) 749-6800

Molly M. Miller                                               119                           922.25
Worlds at Work
2628 Laguna Street
San Francisco, CA 94123
(415) 567-6375

                                   EXHIBIT B
                               LIST OF FOUNDERS

                                 Co-Sale Stock
                                 -------------

Founder                        Common Stock                    Preferred Stock
-------                        ------------                    ---------------
 Joseph D. Markee                 518,868                      50,000 (Series A),
                                                               50,000 (Series B)
 Mark Handzel                     518,868                             0
 Richard Gilbert                        0                             0

                                   EXHIBIT C
                      SECTION 64 OF THE COMPANY'S BYLAWS

     SECTION 64. RIGHT OF FIRST REFUSAL. No shareholder shall sell, assign, pledge, or in any manner transfer any of the shares of Common Stock of the corporation or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the requirements hereinafter set forth in this bylaw:

          (A) If the shareholder desires to sell or otherwise transfer any of his shares of Common Stock, then the shareholder shall first give written notice thereof to the corporation. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration, and all other terms and conditions of the proposed transfer.

          (B) For thirty (30) days following receipt of such notice, the corporation shall have the option to purchase all (but not less than all) of the shares of Common Stock specified in the notice at the price and upon the terms set forth in such notice; provided, however, that, with the consent of the shareholder, the corporation shall have the option to purchase a lesser portion of the shares of Common Stock specified in said notice at the price and upon the terms set forth therein. In the event of a gift, property settlement or other transfer in which the proposed transferee is not paying the full price for the shares of Common Stock, and that is not otherwise exempted from the provisions of this Section 64, the price shall be deemed to be the fair market value of the Common Stock at such time as determined in good faith by the Board of Directors. In the event the corporation elects to purchase all of the shares of Common Stock or, with consent of the shareholder, a lesser portion of the shares of Common Stock, it shall give written notice to the transferring shareholder of its election and settlement for said shares of Common Stock shall be made as provided below in paragraph (d).

          (C) The corporation may assign its rights hereunder.

          (D) In the event the corporation and/or its assignee(s) elect to acquire any of the shares of Common Stock of the transferring shareholder as specified in said transferring shareholder's notice, the Secretary of the corporation shall so notify the transferring shareholder and settlement thereof shall be made in cash within thirty (30) days after the Secretary of the corporation receives said transferring shareholder's notice; provided that if the terms of payment set forth in said transferring shareholder's notice were other than cash against delivery, the corporation and/or its assignee(s) shall pay for said shares of Common Stock on the same terms and conditions set forth in said transferring shareholder's notice.

          (E) In the event the corporation and/or its assignees(s) do not elect to acquire all of the shares of Common Stock specified in the transferring shareholder's notice, said transferring shareholder may, within the sixty-day period following the expiration of the option rights granted to the corporation and/or its assignees(s) herein, transfer the shares of Common Stock specified in said transferring shareholder's notice which were not acquired by the corporation and/or its assignees(s) as specified in said transferring shareholder's notice. All shares of Common Stock so sold by said transferring shareholder shall continue to be subject to the provisions of this bylaw in the same manner as before said transfer.

          (F) Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this bylaw:

               (1) A shareholder's transfer of any or all shares of Common Stock held either during such shareholder's lifetime or on death by will or intestacy to such shareholder's immediate family or to any custodian or trustee for the account of such shareholder or such shareholder's immediate family or to any limited partnership of which the shareholder, members of such shareholder's immediate family or any trust for the account of such shareholder or such shareholder's immediate family will be the general of limited partner(s) of such partnership. "Immediate family" as used herein shall mean spouse, lineal descendant, father, mother, brother, or sister of the shareholder making such transfer.

               (2) A shareholder's bona fide pledge or mortgage of any shares of Common Stock with a commercial lending institution, provided that any subsequent transfer of said shares of Common Stock by said institution shall be conducted in the manner set forth in this bylaw.

               (3) A shareholder's transfer of any or all of such shareholder's shares of Common Stock to the corporation or to any other shareholder of the corporation.

               (4) A shareholder's transfer of any or all of such shareholder's shares of Common Stock to a person who, at the time of such transfer, is an officer or director of the corporation.

               (5) A corporate shareholder's transfer of any or all of its shares of Common Stock pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of the shareholder, or pursuant to a sale of all or substantially all of the stock or assets of a corporate shareholder.

               (6) A corporate shareholder's transfer of any or all of its shares of Common Stock to any or all of its shareholders.

               (7) A transfer by a shareholder which is a limited or general partnership to any or all of its partners or former partners.

               In any such case, the transferee, assignee, or other recipient shall receive and hold such stock subject to the provisions of this bylaw, and there shall be no further transfer of such stock except in accord with this bylaw.

          (G) The provisions of this bylaw may be waived with respect to any transfer either by the corporation, upon duly authorized action of its Board of Directors, or by the shareholders, upon the express written consent of the owners of a majority of the voting power of the corporation (excluding the votes represented by those shares to be transferred by the transferring shareholder). This bylaw may be amended or repealed either by a duly authorized action of the Board of Directors or by the shareholders, upon the express written consent of the owners of a majority of the voting power of the corporation.

          (H) Any sale or transfer, or purported sale or transfer, of Common Stock of the corporation shall be null and void unless the terms, conditions, and provisions of this bylaw are strictly observed and followed.

          (I) The foregoing right of first refusal shall terminate on either of the following dates, whichever shall first occur:

               (1)  On March 9, 2006; or

               (2) Upon the date securities of the corporation are first offered to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

          (J) The certificates representing shares of Common Stock of the corporation shall bear on their face the following legend so long as the foregoing right of first refusal remains in effect:

          "The shares represented by this Certificate are subject to a right of first refusal option in favor of the Corporation and/or its Assignee(s), as provided in the Bylaws of the Corporation."